                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2005

                             NEENAH FOUNDRY COMPANY
             (Exact name of registrant as specified in its charter)

           WISCONSIN                      333-28751              39-1580331
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

                               2121 BROOKS AVENUE
                                  P.O. BOX 729
                             NEENAH, WISCONSIN 54957

          (Address of Principal executive offices, including Zip Code)


                                 (920) 725-7000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On November 29, 2005, Neenah Foundry Company (the "Company") issued a press release announcing full year fiscal 2005 financial results and (as discussed below under Item 8.01) the end of its previously announced exploratory sale process. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 8.01. OTHER EVENTS.
On November 29, 2005, the Company announced that it has completed the previously announced process to explore the potential sale or merger of the Company. Its board of directors, which is also the board of directors of its parent company, ACP Holding Company, unanimously voted to end that process and turn the Company's focus to successfully implementing the Company's business plan. The Company's business plan recognizes a consolidating market and is intended to position the Company for growth by expanding its revenues and further penetrating existing markets that are already being served. It also involves exploring other strategic alternatives that would have the effect of reducing costs and expanding capacity in selected markets. The board of directors believes that the Company can enhance shareholder value by continuing to execute its current strategy while giving careful consideration to available strategic opportunities that might arise based on evolving market conditions.

FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the Company's current expectations and involve risks and uncertainties that could cause the Company's actual results to differ materially from those set forth in the statements. The Company can give no assurance that such expectations will prove to be correct. Factors that could cause the Company's results to differ materially from current expectations include material disruptions to the major industries served by the Company, fluctuations in the price of scrap metal and increasing competition from foreign foundries as well as other factors described or referenced in the Company's Form 10-K for the year ended September 30, 2004, and its most recent Form 10-Q for the quarter ended June 30, 2005.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

        (d)  Exhibits.

    Number       Description
    ------       -----------
     99.1        Press Release dated November 29, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEENAH FOUNDRY COMPANY


Date: November 29, 2005                /s/ Gary W. LaChey
                                       ------------------
                                       Name:  Gary W. LaChey
                                       Title: Corporate Vice President - Finance

                                  EXHIBIT INDEX

    Number      Description
    ------      -----------
     99.1       Press Release dated November 29, 2005